UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 9, 2016
(Date of earliest event reported)

CSAIL 2016-C5 Commercial Mortgage Trust

(Exact name of issuing entity)
(Central Index Key Number 0001661136)

Column Financial, Inc.
(Central Index Key Number 0001628601)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)
The Bank of New York Mellon
(Central Index Key Number 0001497973)
Silverpeak Real Estate Finance LLC
(Central Index Key Number 0001624053)

Jefferies LoanCore LLC

(Central Index Key Number 0001555524)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333- 207361-01	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of February 9, 2016, as amended by the Form 8-K/A dated and filed as of March 2, 2016 (the “Original Form 8-K”), with respect to the CSAIL 2016-C5 Commercial Mortgage Trust. The purpose of this amendment is to make certain clerical and other revisions to the agreement previously filed as Exhibit 4.5 to the Original Form 8-K. The agreement previously filed as Exhibit 4.5 is hereby amended and restated in its entirety by the version attached hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPA Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSAIL 2016-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-3-1, Column Financial, Inc., as the Holder of Note A-3-2, and U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Holder of Note A-4.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2016	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPA Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSAIL 2016-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-3-1, Column Financial, Inc., as the Holder of Note A-3-2, and U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Holder of Note A-4.	(E)